Exhibit 10.11
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                              OCEAN ENERGY, INC.,
                            a Delaware corporation,
                                   as Issuer,

                              OCEAN ENERGY, INC.,
                            a Louisiana corporation,
                            as Subsidiary Guarantor,

                                      and
                      STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee

                              --------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of March 27, 1998

                                       to

                                   INDENTURE

                            Dated as of July 2, 1997
                              --------------------



                    8 7/8% Senior Subordinated Notes due 2007



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                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of March 27, 1998, by and among Ocean Energy, Inc., a Delaware corporation (the "Company"), Ocean Energy, Inc., a Louisiana corporation and wholly owned subsidiary of the Company ("OEI Sub"), and State Street Bank and Trust Company, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company, as issuer, and OEI Sub, as subsidiary guarantor, have heretofore executed and delivered to the Trustee an Indenture, dated as of July 2, 1997 (the "Indenture"), providing for the issuance of an aggregate principal amount of $200,000,000 of 8 7/8% Senior Subordinated Notes due 2007 (the "Notes"); and

         WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 22, 1997, as amended by Amendment No. 1 thereto, dated as of January 7, 1998, and Amendment No. 2 thereto, dated as of February 20, 1998 (as amended, the "Merger Agreement"), among OEI Holding Corporation, a Delaware corporation, United Meridian Corporation, a Delaware corporation ("UMC"), and the Company, UMC has merged (the "Merger") with and into the Company, with the Company as the surviving entity; and

         WHEREAS, pursuant to Section 8.1(e) of the Indenture, OEI Sub is, upon the occurrence of the Merger, required to execute a supplemental indenture confirming that its Subsidiary Guarantee shall apply to the obligations of the Company under the Indenture and the Securities; and

         WHEREAS, pursuant to Section 9.1(e) of the Indenture, the Company, the Subsidiary Guarantors and the Trustee may enter into one or more supplemental indentures without the consent of any Holders to make any provisions with respect to matters or questions arising under the Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, OEI Sub and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires, the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

         2. Confirmation of Guarantee by OEI Sub. OEI Sub hereby expressly confirms that, after the consummation of the Merger, its Subsidiary Guarantee set forth in Article XIII of the




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Indenture and in a notation to the Securities  shall apply to the obligations of the Company set forth in the Indenture and the Securities. Such Subsidiary Guarantee includes, without limitation, (i) the full and prompt performance of the Company's obligations under the Indenture, and (ii) the prompt payment in full of principal of (premium, if any, on) and interest on the Securities when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest upon the Securities, if any, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee under the Indenture or under the Securities, all in accordance with the terms of the Indenture and the Securities.

         3. Designation of Unrestricted Subsidiaries. The Company's Board of Directors has designated Havre Pipeline Company, LLC, an indirect Subsidiary of the Company, and Lion GPL, S.A., an indirect Subsidiary of the Company, to be "Unrestricted Subsidiaries" under the Indenture. The Company hereby files with the Trustee the Board Resolution giving effect to such designations, which is attached hereto as Exhibit A.

         4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

         5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.



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         IN WITNESS  WHEREOF,  the parties hereto have caused this  Supplemental
Indenture to be duly executed as of the date first above written.

                              OCEAN ENERGY, INC., a Delaware corporation


                              By:   /s/ Robert L. Belk
                                    -------------------------------------
                              Name:  Robert L. Belk
                              Title: Executive Vice President - Administration

                              STATE STREET BANK AND TRUST
                              COMPANY, as Trustee


                              By:  /s/ E. C. Hammer
                                   --------------------------------------
                              Name:     Elizabeth C. Hammer
                              Title:    Vice President

                              SUBSIDIARY GUARANTOR:

                              OCEAN ENERGY, INC., a Louisiana corporation

                              By:  /s/ Robert L. Belk
                                   --------------------------------------
                              Name:  Robert L. Belk
                              Title: Executive Vice President - Administration






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